Other operational gain	12 Months Ended
Dec. 31, 2017
Other Operational Gain [Abstract]
Other operational gain
10.      Other operational gain:
For the year ended December 31, 2015, other operational gain of $592 was recognized, mainly consisting of $550 cash received from the sale of the shares of charterer Korea Line Corporation (“KLC”) acquired in connection with the rehabilitation plan approved by KLC's creditors.
For the years ended December 31, 2016, other operational gain of $1,565, respectively, was recognized, mainly consisting of gain from hull and machinery insurance claims.
For the year ended December 31, 2017, other operational gain of $2,918 was recognized mainly consisting of an amount of $2,139, resulting from a cash settlement of a commercial dispute and gain from hull and machinery insurance claims.